UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Stephanie G. Braming, Principal Executive Officer
William Blair Funds
150 North Riverside Plaza, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. October 31, 2021 Annual Report transmitted to shareholders.

Small Cap Value Fund October 31, 2021
William Blair Funds Annual Report

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

October 31, 2021	William Blair Funds	1

U.S. Value Market Review and Outlook

Since November 2020, when the positive results of two effective COVID-19 vaccines were announced, a rebounding economy and corporate earnings that trounced expectations fueled a powerful stock market rally, particularly in small cap value shares. In recent months, however, the surge in the delta variant of the virus, rising inflation and a sag in consumer confidence have led many investors and companies to reduce their expectations for near term earnings growth. Despite this abrupt reversal in sentiment in recent months, the economically sensitive Russell 2000® Value index surged +64.30% for the 12-month period ended October 31, 2021.

Supply chain constraints, which earlier in the recovery seemed limited to semiconductors, have broadened out to affect other areas of the economy, including the availability of labor despite still elevated unemployment. At the same time, rising inflation, at first believed temporary due to the abrupt restarting of the economy post pandemic, is beginning to look more persistent. While we still believe the economy is on solid footing, these headwinds are likely to impede margins and earnings growth over the next few quarters and could lead to negative revisions to both. Less clear is the extent to which this is already reflected in stock valuations.

Late in September, the Federal Reserve signaled that it is ready to begin tapering its massive bond buying program of the last few years. The bond market responded with an increase in treasury yields and a steepening of the yield curve. We are optimistic that this is the first step to a more “normal” interest rate regime.

Events in Washington D.C. are also likely to come to the forefront in the next few months as a deeply divided Congress needs to raise the federal debt ceiling and the Democratic party attempts to push through over $3 trillion in new fiscal stimulus. The former is almost certain to get done, but the scope and tax implications of the latter remain to be seen. In the meantime, however, we will continue to manage the portfolio with our time tested investment philosophy and process seeking to identify what we believe are quality small cap companies whose share prices are temporarily trading at a discount to our assessment of their true intrinsic value.

2	Annual Report	October 31, 2021

William V. Heaphy, CFA Gary J. Merwitz

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Small Cap Value Fund (Class I)(1) (the “Fund”) posted a 55.32% increase, net of fees, for the fiscal year ended October 31, 2021. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 64.30%.

The Fund’s relative performance was impacted by the combination of stock selection and style headwinds during the year given its higher quality bias. The Index’s torrid performance this fiscal year can be attributed, in part, to heavy flows into passively managed exchange traded funds. This wave of money created a rising tide that lifted all ships, resulting in a short-term headwind for active stock pickers like ourselves that employ a disciplined approach to valuation and quality. Notably, shares of companies with the lowest returns on equity, the highest financial leverage and those losing money all outperformed. This dynamic explains some, but not all, of the Fund’s shortfall in the fiscal year.

The Fund’s Financial holdings provided the greatest lift to relative performance for the rolling one-year period. Our bank stocks were particularly strong, gaining 79% compared to the 61% return for the Index peers. Despite the pandemic inflicted damage to the economy, it was our thesis that credit metrics at most banks would hold up better than expected with the continuing steepening of the yield curve providing a favorable backdrop. Further to rising interest rates, the Fund also benefitted from our underweights in both the bond proxy industry groups of Utilities and REITs. We see rates continuing to rise. Inflation expectations are currently 3%, the highest since the financial crisis in 2008. If this persists, the current yield of just 1.6% on the U.S. 10-year Treasury is likely to move higher. At the same time, at 12.5 times expected earnings next year (P/E) and 1.5 times tangible book value, bank valuations are in line to somewhat below long-term averages even as EPS estimates have risen as the yield curve has steepened. For this reason, we are maintaining our current weighting of regional banks in line with the Index.

The largest detractors for the rolling one-year period were concentrated in the red-hot Consumer Discretionary & Communication Services industries which have been a headwind to relative performance. Going into the beginning of the year we were quite positive on retailers, which continued to benefit from a further opening of the economy post the pandemic and also maintained a healthy overweight to the consumer. As the delta variant surged during the summer months and inflation proved to be more persistent than expected, consumer confidence sagged along with investors’ appetite for Consumer Discretionary shares in the most recent quarter. Measured against a diversified index like the Russell 2000® Value, rarely does relative performance suffer greatly from the lack of exposure to any one security. Unfortunately, the surge in the “meme” stocks of GameStop Corp. and AMC Entertainment Holdings for the rolling one-year has been a substantial headwind to relative performance. Even with their reversal in performance late in the fiscal year, GameStop advanced over 1,900% and AMC was up over 1,300% for the fiscal year. With $10 billion in debt, projected negative cash flow of $1 billion and a challenged business model even prior to pandemic induced shutdown, AMC is not a company that meets our investment criteria.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 2.

(1)	On July 16, 2021, the Fund acquired the assets and assumed the liabilities of the ICM Small Company Portfolio (the “Predecessor Fund”) in a reorganization. The Predecessor Fund’s (Institutional Class shares) performance and financial history has been adopted by Class I shares of the Fund following the reorganization. Accordingly, performance prior to the date of the reorganization reflects that of the Predecessor Fund.

October 31, 2021	William Blair Funds	3

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 10/31/2021
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class N (a)	—%	—%	—%	—%	4.17%
Class I (a)	55.32	13.24	13.21	12.62	—
Class R6 (a)	—	—	—	—	4.26
Russell 2000® Value Index	64.30	13.44	12.61	12.12	6.83

(a)	On July 16, 2021, the Fund acquired the assets and assumed the liabilities of the ICM Small Company Portfolio (the “Predecessor Fund”) in a reorganization. The Predecessor Fund’s (Institutional Class shares) performance and financial history has been adopted by Class I shares of the Fund following the reorganization. Accordingly, Class I’s performance prior to the date of the reorganization reflects that of the Predecessor Fund. Since inception performance for each of Class N & Class R6 is for the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on October 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

4	Annual Report	October 31, 2021

Small Cap Value Fund

Portfolio of Investments, October 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Financials—23.4%
	Ameris Bancorp	413,813	$21,680
	Argo Group International Holdings, Ltd.†	452,828	24,951
	Atlantic Union Bankshares Corporation	418,703	15,019
	Banc of California, Inc.	1,134,063	23,055
	Berkshire Hills Bancorp, Inc.	733,714	19,920
	Compass Diversified Holdings	740,435	22,102
	ConnectOne Bancorp, Inc.	914,028	30,830
	Dime Community Bancshares, Inc.	647,684	23,109
	Eastern Bankshares, Inc.	966,687	20,078
	Enterprise Financial Services Corporation	427,174	20,086
	First Bancorp	406,394	19,678
	First Merchants Corporation	391,774	16,290
	MGIC Investment Corporation	1,437,005	23,222
	Pacific Premier Bancorp, Inc.	529,496	22,233
	Pinnacle Financial Partners, Inc.	97,578	9,423
	PJT Partners, Inc.	304,511	24,906
*	PRA Group, Inc.	582,481	24,977
	Sandy Spring Bancorp, Inc.	390,197	18,519
	Seacoast Banking Corporation of Florida	593,080	21,606
	Simmons First National Corporation	705,723	21,094
*	Texas Capital Bancshares, Inc.	392,970	23,814
	Veritex Holdings, Inc.	628,514	25,738
			472,330
	Industrials—19.5%
	ABM Industries, Inc.	365,483	16,085
	Albany International Corporation	263,683	21,266
	Astec Industries, Inc.	234,644	12,525
*	CBIZ, Inc.	610,070	22,396
	Deluxe Corporation	531,989	18,976
*	Dycom Industries, Inc.	225,653	17,921
	GrafTech International, Ltd.	1,871,821	20,029
	Granite Construction, Inc.	478,512	17,762
*	Great Lakes Dredge & Dock Corporation	1,339,236	20,383
*	Harsco Corporation	926,256	15,839
	Herman Miller, Inc.	476,955	18,563
	Hillenbrand, Inc.	460,563	20,937
*	Hub Group, Inc.	307,032	24,124
	ICF International, Inc.	225,934	22,704
	Kaman Corporation	475,757	17,027
*	KAR Auction Services, Inc.	1,301,721	19,096
	Marten Transport, Ltd.	939,973	15,632
	Matson, Inc.	186,833	15,559
	Regal Beloit Corporation	151,302	23,048
*	SP Plus Corporation	482,759	15,569
	Werner Enterprises, Inc.	427,504	19,375
			394,816
	Information Technology—14.0%
	AudioCodes, Ltd.†	345,383	12,240
	Belden, Inc.	527,567	31,765
	Benchmark Electronics, Inc.	585,832	13,656
*	Cognyte Software, Ltd.†	454,810	9,055
*	Conduent, Inc.	3,345,084	22,579
	CSG Systems International, Inc.	409,704	20,506
	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—(continued)
*	Knowles Corporation	1,037,156	$21,614
	Kulicke & Soffa Industries, Inc.	363,030	20,693
	Methode Electronics, Inc.	528,087	22,217
*	NETGEAR, Inc.	530,923	15,306
*	NetScout Systems, Inc.	696,261	18,841
	Progress Software Corporation	503,545	25,887
*	Tower Semiconductor, Ltd.†	828,272	26,397
*	Verint Systems, Inc.	454,720	21,190
			281,946
	Consumer Discretionary—11.5%
	Cracker Barrel Old Country Store, Inc.	136,022	18,114
*	Designer Brands, Inc.	1,751,627	23,699
*	El Pollo Loco Holdings, Inc.	800,117	11,762
	Group 1 Automotive, Inc.	81,754	14,699
	Oxford Industries, Inc.	304,644	28,247
	Standard Motor Products, Inc.	516,925	24,761
*	Taylor Morrison Home Corporation	828,719	25,301
*	Tri Pointe Homes, Inc.	1,408,910	34,082
*	Universal Electronics, Inc.	332,563	13,695
*	Urban Outfitters, Inc.	517,036	16,509
	Winnebago Industries, Inc.	307,287	20,800
			231,669
	Real Estate—7.5%
	Brandywine Realty Trust	1,009,373	13,374
	CatchMark Timber Trust, Inc.	1,264,031	10,820
	Empire State Realty Trust, Inc.	1,468,596	14,216
	Four Corners Property Trust, Inc.	566,626	16,432
	Kite Realty Group Trust	1,225,748	24,883
	Pebblebrook Hotel Trust	576,496	12,948
	Physicians Realty Trust	807,606	15,353
	Retail Opportunity Investments Corporation	421,449	7,489
*	Sunstone Hotel Investors, Inc.	1,323,380	16,330
	UMH Properties, Inc.	859,180	20,569
			152,414
	Health Care—6.1%
*	ANI Pharmaceuticals, Inc.	179,797	6,721
*	Hanger, Inc.	701,956	13,113
*	Lantheus Holdings, Inc.	1,237,647	28,949
*	ModivCare, Inc.	130,448	21,233
*	NextGen Healthcare, Inc.	549,635	9,047
*	NuVasive, Inc.	146,731	7,830
	Owens & Minor, Inc.	541,123	19,415
	The Ensign Group, Inc.	214,325	16,719
			123,027
	Materials—5.6%
	Greif, Inc.	317,588	20,542
	Kaiser Aluminum Corporation	178,126	17,303
	Materion Corporation	280,431	20,241
	Minerals Technologies, Inc.	251,031	17,808
	Myers Industries, Inc.	736,005	15,147
*	Orion Engineered Carbons S.A.†	1,200,141	22,563
			113,604

See accompanying Notes to Financial Statements.

October 31, 2021	William Blair Funds	5

Small Cap Value Fund

Portfolio of Investments, October 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Consumer Staples—4.7%
	Cal-Maine Foods, Inc.	526,325	$18,979
*	Central Garden & Pet Co.	389,571	17,998
	Edgewell Personal Care Co.	493,994	17,285
*	Landec Corporation	195,741	1,903
	Spectrum Brands Holdings, Inc.	235,416	22,070
*	TreeHouse Foods, Inc.	464,691	16,794
			95,029
	Energy—2.9%
*	Dril-Quip, Inc.	491,161	11,572
*	Earthstone Energy, Inc.	836,000	8,485
*	Expro Group Holdings N.V.†	542,840	9,310
	Matador Resources Co.	703,664	29,448
			58,815
	Communication Services—1.9%
	John Wiley & Sons, Inc.	423,046	22,916
	Telephone and Data Systems, Inc.	841,243	15,765
			38,681
	Utilities—1.6%
	NorthWestern Corporation	303,155	17,237
	Spire, Inc.	234,058	14,690
			31,927
	Total Common Stocks—98.7% (cost $1,586,338)		1,994,258

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 10/29/21, due 11/1/21, repurchase price $30,377, collateralized by U.S. Treasury Bond, 1.125% - 3.875%, due 5/15/40 - 8/15/40, valued at $30,985	$30,377	30,377
	Total Repurchase Agreement—1.5% (cost $30,377)		30,377
	Total Investments—100.2% (cost $1,616,715)		2,024,635
	Liabilities, plus cash and other assets—(0.2)%		(4,408)
	Net assets—100.0%		$2,020,227

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

6	Annual Report	October 31, 2021

Statement of Assets and Liabilities

As of October 31, 2021 (dollar amounts in thousands)

Small Cap Value Fund
Assets
Investments in securities, at cost	$1,616,715
Investments in securities, at value	$2,024,635
Receivable for securities sold	1,417
Receivable for fund shares sold	893
Dividend and interest receivable	529
Total assets	2,027,474
Liabilities
Payable for securities purchased	4,878
Payable for fund shares redeemed	452
Management fee payable	1,323
Distribution fee payable	2
Trustee fee payable	4
Other payables and accrued expenses	588
Total liabilities	7,247
Net assets	$2,020,227
Capital
Composition of net assets
Paid in capital	$1,532,554
Total distributable earnings	487,673
Net assets	$2,020,227

Class N shares
Net assets	$9,805
Shares outstanding	292,806
Net asset value per share	$33.49
Class I shares
Net assets	$1,143,150
Shares outstanding	34,108,199
Net asset value per share	$33.52
Class R6 shares
Net assets	$867,272
Shares outstanding	25,869,230
Net asset value per share	$33.53

See accompanying Notes to Financial Statements.

October 31, 2021	William Blair Funds	7

Statement of Operations

For the Year Ended October 31, 2021 (all amounts in thousands)

Small Cap Value Fund
Investment income
Dividends	$26,013
Less foreign tax withheld	(14)
Interest	2
Total income	26,001
Expenses
Investment advisory fees	13,395
Distribution fees	7
Administration fees	524
Custodian fees	85
Transfer agent fees	95
Sub-transfer agent fees
Class N (a)	4
Class I	1,690
Professional fees	88
Registration fees	51
Shareholder reporting fees	44
Trustee fees	33
Other expenses	38
Total expenses before expense limitation	16,054
Expenses waived or reimbursed by the Adviser
Class N (a)	(1)
Class I	—
Class R6 (a)	—
Total expenses waived or reimbursed by the Adviser	(1)
Net expenses	16,053
Net investment income	9,948
Realized and unrealized gain
Net realized gain on transactions from:
Investments in securities	239,708
Total net realized gain	239,708
Change in net unrealized appreciation of:
Investments in securities	449,268
Change in net unrealized appreciation	449,268
Net increase in net assets resulting from operations	$698,924

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.

See accompanying Notes to Financial Statements.

8	Annual Report	October 31, 2021

Statements of Changes in Net Assets

For the Years Ended October 31, 2021 and 2020 (all amounts in thousands)

	Small Cap Value Fund
	2021	2020
Operations
Net investment income	$9,948	$3,431
Net realized gain on investments	239,708	5,972
Change in net unrealized appreciation (depreciation) on investments	449,268	(116,875)
Net increase (decrease) in net assets resulting from operations	698,924	(107,472)
Distributions to shareholders from
Class N (a)	—	—
Class I	(184,473)	(41,314)
Class R6 (a)	—	—
Total distributions	(184,473)	(41,314)
Capital stock transactions
Proceeds from sale of shares	1,256,445	484,278
Shares issued in connection with reorganization - See Note 1(b)	45,734	—
Shares issued in reinvestment of income dividends and capital gain distributions	181,788	40,801
Less cost of shares redeemed	(1,159,600)	(103,715)
Net increase in net assets resulting from capital share transactions	324,367	421,364
Increase in net assets	838,818	272,578
Net assets
Beginning of period	1,181,409	908,831
End of period	$2,020,227	$1,181,409

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.

See accompanying Notes to Financial Statements.

October 31, 2021	William Blair Funds	9

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report, the Trust has twenty-one funds available for sale. The financial statements herein are those of the Small Cap Value Fund (the “Fund”). The investment objective of the Fund is long-term capital appreciation.

(b) Reorganization

In connection with William Blair Investment Management, LLC’s (the “Adviser”) acquisition of Investment Counselors of Maryland, LLC (“ICM”), the Board of Trustees of the Trust and the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC”) approved a reorganization of the ICM Small Company Portfolio (“Predecessor Fund”), a series of AIC advised by ICM, into the Fund (the “Reorganization”), pursuant to which the Fund acquired all assets and assumed all liabilities of the Predecessor Fund in exchange for Class I shares of the Fund. The tax-free reorganization occurred on July 16, 2021. The Fund is the surviving entity for legal and tax purposes and has maintained a tax year end of December 31. The Predecessor Fund is the accounting survivor for financial reporting purposes. As a result, the statement of changes in net assets and Class I financial highlights for the periods prior to the merger date reflect the operations of the Predecessor Fund. The performance and accounting history for Class N and Class R6 shares of the reorganized Fund began effective July 17, 2021. The Adviser serves as the Trust’s investment adviser, and William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor. Effective July 17, 2021, the reorganized Fund is managed by William V. Heaphy, CFA, and Gary J. Merwitz, former employees of ICM, who are now employees of the Adviser.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the tax-free reorganization (dollar amounts are in thousands):

	Before Reorganization			After Reorganization
	Small Cap Value Fund		ICM Small Company Portfolio	Small Cap Value Fund
Class N
Shares outstanding	317,775	(a)	N/A	317,775
Net assets	$10,216		N/A	$10,216
Net asset value	$32.15	(a)	N/A	$32.15
Class I / Institutional Class
Shares outstanding	760,891	(b)	59,609,442	60,370,333
Net assets	$24,461		$1,916,342	$1,940,803
Net asset value	$32.15	(b)	$32.15	$32.15
Class R6
Shares outstanding	343,951	(c)	N/A	343,951
Net assets	$11,057		N/A	$11,057
Net asset value	$32.15	(c)	N/A	$32.15
Total
Net assets	$45,734		$1,916,342	$1,962,076
Cost of long-term investments	$46,200		$1,499,746	$1,545,946
Unrealized appreciation (depreciation)	$(834)		$398,015	$397,181

(a)	Reflects a 0.454985-for-1 stock split which occurred immediately prior to the reorganizaton on July 16, 2021.
(b)	Reflects a 0.474218-for-1 stock split which occurred immediately prior to the reorganizaton on July 16, 2021.
(c)	Reflects a 0.473845-for-1 stock split which occurred immediately prior to the reorganizaton on July 16, 2021.

Assuming the reorganization had been completed on November 1, 2020, the Fund’s results of operations for the year ended October 31, 2021 would have been as follows (in thousands):

Net investment income	$10,239
Net realized and unrealized gain (loss) on investments	706,989
Net increase in net assets resulting from operations	$717,228

10	Annual Report	October 31, 2021

Notes to Financial Statements

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Fund that have been included in its statement of operations since the reorganization.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

(c) Share Classes

The Fund is comprised of Class N, Class I and Class R6 shares. The number of shares authorized for each share class is unlimited. All share classes of the Fund have equal rights with respect to voting, subject to class specific arrangements.

Class N shares are available to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load and carry an annual 12b-1 distribution fee at a fixed rate of 0.25% of average daily net assets, as discussed in Note 4(b) – Transactions with Affiliates – Underwriting and Distribution Services Agreements, and a sub-transfer agent fee that is not a fixed rate and varies by class, as discussed below.

Class I shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, and asset-based fee advisory clients of William Blair. The minimum initial investment for a Class I account is $500,000, subject to certain exceptions. Class I shares do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and varies by class, as discussed below.

Class R6 shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, asset-based fee advisory clients of William Blair, and additional types of investors, provided that neither the investor nor the financial intermediary requires the Fund to make any type of servicing or administrative payment. The minimum initial investment for a Class R6 account is $1 million, subject to certain exceptions. Class R6 shares do not carry any sales load, distribution fees or sub-transfer agent fees. Class R6 shares generally have lower ongoing expenses than Class N and Class I shares.

Sub-transfer agent fees: For Class N and Class I shares, the Fund may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary, depending on the method by which the intermediary charges for the services.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class-specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class.

Dividend income is recorded on the ex-dividend date.

Interest income is recorded on an accrual basis.

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

October 31, 2021	William Blair Funds	11

Notes to Financial Statements

Awards from class action litigation may be recorded as a reduction of cost. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

For the period from November 1, 2020 to July 16, 2021, the Predecessor Fund distributed its net investment income quarterly, and distributed its net realized gains at least annually. In connection with the Reorganization, the Predecessor Fund also distributed all of its net realized gains on July 13, 2021.

Effective July 17, 2021, the distributions from net investment income, if any, are declared and paid at least annually. Capital gain distributions, if any, will continue to be declared and paid at least annually in December and/or January.

Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Investment in REITs

With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Master Limited Partnerships

The Fund may invest in master limited partnerships (“MLP”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

(e) Income Taxes

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as regulated investment companies. The Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the positions. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated all of the uncertain tax positions of the Fund and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Fund’s tax returns for the prior three years remains open and the returns are subject to examination.

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales and income recognition from investments in real estate investment trusts and partnerships. The cost of investments for

12	Annual Report	October 31, 2021

Notes to Financial Statements

federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation at October 31, 2021, were as follows (in thousands):

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,615,847	$454,223	$45,435	$408,788

In addition, the Fund may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and US GAAP. The reclassifications generally relate to the tax treatment of income recognition from investments in real estate investment trusts and partnerships, utilization of earnings and profits distributed to shareholders on redemption of shares, and adjustments related to the reorganization. These reclassifications have no impact on the net asset values or the net assets of the Fund. Accordingly, at October 31, 2021, the following reclassifications were recorded (in thousands):

Paid in CapitaI	Total Distributable Earnings
$(7,569)	$7,569

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from US GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid to the Predecessor Fund’s Institutional Class shareholders during fiscal years 2021 and 2020 was as follows (in thousands):

	Ordinary Income	Long-Term Capital Gains	Total
2021	$76,786	$107,687	$184,473
2020	4,004	37,310	41,314

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long- Term Capital Gain	Net Unrealized Appreciation	Total
$14,421	$64,464	$408,788	$487,673

As of October 31, 2021, the Fund has no unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains. The Fund utilized $13,368 (in thousands) of preexisting capital loss carryforwards in 2021.

(f) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Fund has a master repurchase agreement which allows the Fund to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. The Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a fund enters into repurchase agreements to evaluate those risks. A fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

October 31, 2021	William Blair Funds	13

Notes to Financial Statements

(g) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(h) Indemnification

In the normal course of business, the Fund has entered into contracts in which the Fund agrees to indemnify the other party or parties against various potential costs or liabilities. The Fund’s maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Fund.

(3) Valuation

(a) Investment Valuation

The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

Repurchase agreements are valued at cost, which approximates fair value.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

14	Annual Report	October 31, 2021

Notes to Financial Statements

Repurchase Agreements

Repurchase agreements are valued at cost, which approximates fair value. Repurchase agreements are categorized as Level 2 of the fair value hierarchy.

As of October 31, 2021, the value of investments in securities, segregated by their hierarchical input levels used in determining fair value and by security class are shown below (in thousands):

Investments in securities	Small Cap Value
Level 1—Quoted prices
Common Stocks	$1,994,258
Level 2—Other significant observable inputs
Repurchase Agreements	30,377
Level 3—Significant unobservable inputs
None	—
Total investments in securities	$2,024,635

See Portfolio of Investments for Sector Classification.

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

For the period from November 1, 2020 to July 16, 2021, the Predecessor Fund had an investment advisory agreement with ICM for investment advisory services at a fee calculated at an annual rate of 0.70% of the Predecessor Fund’s average daily net assets.

Effective July 17, 2021, the Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. The Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, at a rate of 0.75% of the Fund’s average daily net assets.

Effective July 17, 2021, the Fund also has an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse the Fund for certain operating expenses, subject to certain excluded expenses, in excess of the agreed upon rate through April 30, 2023. Excluded expenses include interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The amount the Adviser owes the Fund as of the reporting date is recorded as Receivable from Adviser in the Statement of Assets and Liabilities. The Adviser reimburses the Fund, as applicable, on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total operating expenses for the stated class of the Fund, subject to certain excluded expenses, exceed the following rates (as a percentage of average daily net assets):

Class N	Class I	Class R6
1.15%	0.89%	0.85%

The fee waivers and/or expense reimbursements received by each class are reported in the Statement of Operations.

(b) Underwriting and Distribution Services Agreements

For the period from November 1, 2020 to July 16, 2021, the Predecessor Fund and the SEI Investments Distribution Co. were parties to a Distribution Agreement. SEI Investments Distribution Co. received no fees under the agreement.

Effective July 17, 2021, pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Effective July 17, 2021, the Fund has a Distribution Agreement with WBC for distribution services to the Fund’s Class N shares. The Fund pays WBC an annual fee, payable monthly, of 0.25% of its average daily net assets of Class N shares. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Fund’s Class N shares.

October 31, 2021	William Blair Funds	15

Notes to Financial Statements

(c) Administration Agreement

For the period from November 1, 2020 to July 16, 2021, the Predecessor Fund and SEI Investments Global Funds Services were parties to an Administration Agreement, under which SEI Investments Global Funds Services provided administrative services to the Predecessor Fund. For these services, SEI Investments Global Funds Services was paid an asset-based fee, which varied depending on the number of share classes and the average daily net assets of the Predecessor Fund. For the period from November 1, 2020 to July 16, 2021, the Predecessor Fund paid $524 (in thousands) for these services.

For the period from November 1, 2020 to July 16, 2021, the Predecessor Fund’s Chief Compliance Officer was an employee of SEI Investments Global Funds Services. The Predecessor Fund paid $6 (in thousands) for these services.

(5) Investment Transactions

For the year ended October 31, 2021, the Fund made purchases of $774,832 (in thousands) and had sales of $648,014 (in thousands) of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

(6) Fund Share Transactions

The following tables summarize the activity in capital shares of the Fund for the years ended October 31, 2021 and 2020 (dollar amounts in thousands):

	2021
	Dollars					Shares
	Sales	Issued in Reorga- nization	Reinvest	Redemptions	Total	Sales	Issued in Reorga- nization	Reinvest	Redemptions	Total
Class N (a)	$715	$10,216	$—	$1,521	$9,410	21,895	317,775	—	46,864	292,806
Class I	398,983	24,461	181,788	1,146,946	(541,714)	12,568,399	760,891	5,519,000	34,394,651	(15,546,361)
Class R6 (a)	856,747	11,057	—	11,133	856,671	25,855,620	343,951	—	330,341	25,869,230
	$1,256,445	$45,734	$181,788	$1,159,600	$324,367

	2020
	Dollars				Shares
	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Class I	$484,278	$40,801	$103,715	$421,364	21,049,717	1,428,054	4,338,309	18,139,462

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.

(7) Subsequent Events

The Fund has made an election to change its fiscal year end from October 31 to December 31.

The Fund declared its annual income dividend and capital gains distribution on December 16, 2021 in the amounts of $5,707 and $72,895, respectively (in thousands). Shareholders as of record date December 15, 2021 were paid on December 17, 2021.

The Fund has evaluated subsequent events through the date of issuance of the Fund’s financial statements and have determined there are no other impacts to the Fund’s financial statements.

16	Annual Report	October 31, 2021

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

Class N
Period Ended October 31,
2021 (a)
Net asset value, beginning of year	$32.15
Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain on investments	1.29
Total from investment operations	1.34
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$33.49
Total return (%)*	4.17
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.17
Expenses, net of waivers and reimbursements	1.15
Net investment income, before waivers and reimbursements	0.51
Net investment income, net of waivers and reimbursements	0.53
Class N net assets at the end of the year (in thousands)	$9,805
Portfolio turnover rate (%)	35

	Class I
	Years Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$23.79	$28.84	$31.53	$35.04	$27.27
Income from investment operations:
Net investment income	0.18	0.09	0.18	0.06	0.06
Net realized and unrealized gain (loss) on investments	12.91	(3.89)	1.59	(1.00)	8.61
Total from investment operations	13.09	(3.80)	1.77	(0.94)	8.67
Less distributions from:
Net investment income	0.11	0.07	0.15	0.09	0.03
Net realized gain	3.25	1.18	4.31	2.48	0.87
Total distributions	3.36	1.25	4.46	2.57	0.90
Net asset value, end of year	$33.52	$23.79	$28.84	$31.53	$35.04
Total return (%)	55.32	(13.91)	8.60	(3.06)	32.07
Ratios to average daily net assets (%):
Expenses	0.86	0.89	0.93	0.93	0.95
Net investment income	0.52	0.37	0.63	0.16	0.17
Class I net assets at the end of the year (in thousands)	$1,143,150	$1,181,409	$908,831	$738,558	$768,329
Portfolio turnover rate (%)	35	27	31	31	30

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income per share is based on the average shares outstanding during the respective period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

October 31, 2021	William Blair Funds	17

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

Class R6
Period Ended October 31,
2021(a)
Net asset value, beginning of year	$32.15
Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	1.32
Total from investment operations	1.38
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$33.53
Total return (%)*	4.26
Ratios to average daily net assets (%)**:
Expenses	0.78
Net investment income	0.64
Class R6 net assets at the end of the year (in thousands)	$867,272
Portfolio turnover rate (%)	35

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

18	Annual Report	October 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of William Blair Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the William Blair Small Cap Value Fund (the “Fund”) (one of the funds constituting William Blair Funds (the “Trust”)), including the portfolio of investments, as of October 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for the year ended October 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting William Blair Funds) at October 31, 2021, and the results of its operations, the changes in net assets, and its financial highlights for the year ended October 31, 2021, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 for the Fund were audited by other auditors whose report dated December 21, 2020, expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more William Blair investment companies since 1989.

Chicago, Illinois

December 28, 2021

October 31, 2021	William Blair Funds	19

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years**
Interested Trustees
Stephanie G.
Braming, CFA, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014 to 2018	Global Head of Investment Management since 2017, portfolio manager (2014 to 2017) and Partner, William Blair	21	Chairman, William Blair SICAV
Cissie Citardi, 1975(2)	Trustee	Since 2021	General Counsel and Partner (since 2021) and Deputy General Counsel (2020), William Blair; formerly, General Counsel, PineBridge Investments, LLC	21	Director, William Blair SICAV
Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Co-founder and Partner, Newbond Holdings (real estate operations) (since 2021); formerly, Principal, Highgate Holdings (hotel investments) (2009-2021); formerly, co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	21	Potbelly Sandwich Works (2001 to 2015 and since 2021)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; Chairman of the Governing Council, Independent Directors Council (since 2020); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010)	21	Muzinich BDC, Inc. (since 2019); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

*	The number shown does not include four additional series of the Trust that are in existence, but not currently offered to the public.

**	Includes directorships of public companies and other registered investment companies held during the past five years.

20	Annual Report	October 31, 2021

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years**
Daniel N. Leib, 1966(3)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	21	Donnelley Financial Solutions, Inc. (since 2016)
Dorri C. McWhorter, 1973	Trustee	Since 2019	President and Chief Executive Officer, YMCA of Metropolitan Chicago (since 2021); formerly, Chief Executive Officer, YWCA Metropolitan Chicago (2013 to 2021); Partner, Crowe LLP (2008 to 2013)(4)	21	Skyway Concession Company, LLC (since 2018); Illinois CPA Society (since 2017); Lifeway Foods, Inc. (since 2020); American Institute of Certified Public Accountants (2013 to 2016); Chicago Finance Exchange (2009 to 2017)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994 to 2004)	21	Mutual Trust Financial Group (provider of insurance and investment products)
Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987 to 2010)(5)	21	Engine Media Holdings, Inc. (media group supporting esports, news streaming and gaming) (2020 to 2021); Frankly Inc. (technology products/ services for media industry) (2016 to its 2020 acquisition by Engine Media Holdings); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (2013 to 2019)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the earlier of (a) the Independent Trustee’s 75th birthday or (b) the 17th anniversary of the date that the Independent Trustee became a member of the Board of Trustees.
(2)	Mses. Braming and Citardi are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
(3)	The Trust and William Blair use Donnelley Financial Solutions, Inc. (“DFS’’) for financial printing and other services. DFS is a public company. The Trust and William Blair in the aggregate paid DFS approximately $188,000 and $214,000 in 2019 and 2020, respectively, for the services provided. DFS’s revenue was approximately $900 million in 2019 and $895 million in 2020. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Trust or William Blair and his compensation is not materially affected by the fees DFS receives from the Trust and William Blair.
(4)	As a former partner of the audit firm Crowe LLP (formerly, Crowe Horwath LLP), Ms. McWhorter received distributions of her capital in the firm over time and those distributions were completed in March 2021. The Trust and William Blair made no payments to Crowe LLP over the past three years.
(5)	The Trust engages KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Trust. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

October 31, 2021	William Blair Funds	21

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Officers
Alaina Anderson, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair

Marcelo Assalin, CFA, 1973	Senior Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (2013- 2020)

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair

Daniel Crowe, CFA, 1972	Senior Vice President	Since 2016	Partner, William Blair

Robert J. Duwa, CFA, 1967	Senior Vice President	Since 2019	Partner, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair

Andrew G. Flynn, CFA, 1961	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, CFA, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, CFA, 1961	Senior Vice President	Since 2005	Partner, William Blair

William V. Heaphy, CFA, 1967	Senior Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (1994-2021)

James E. Jones, CFA, 1977	Senior Vice President	Since 2019	Partner, William Blair

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, CFA, 1968	Senior Vice President	Since 2005	Partner, William Blair

John C. Murphy, CFA, 1969	Senior Vice President	Since 2014	Partner, William Blair

D.J. Neiman, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair

Casey K. Preyss, CFA, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, CFA, 1958	Senior Vice President	Since 2006	Partner, William Blair

Lisa D. Rusch, 1970	Senior Vice President Vice President	Since 2020 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair

Hugo Scott-Gall, 1971	Senior Vice President	Since 2021	Partner, William Blair (since 2018); formerly, Managing Director, Goldman Sachs (1998-2018)

Ward D. Sexton, CFA, 1974	Senior Vice President	Since 2016	Partner, William Blair

22	Annual Report	October 31, 2021

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Brian D. Singer, CFA, 1960	Senior Vice President	Since 2011	Partner, William Blair

Mark C. Thompson, CFA, 1976	Senior Vice President	Since 2020	Partner, William Blair

Vivian Lin Thurston, CFA, 1972	Senior Vice President	Since 2021	Partner, William Blair

Dan Zelazny, 1971	Senior Vice President	Since 2019	Associate, William Blair (since 2019); formerly, Managing Director, AQR Capital Management (2011-2019)

Ruta Ziverte, 1973	Senior Vice President	Since 2020	Partner, William Blair (since 2021); formerly, Associate, William Blair (2019-2021), Oppenheimer Funds (2015-2019)

Kathleen M. Lynch, CFA, 1971	Vice President	Since 2020	Associate, William Blair

Vesta Marks, CFA, CAIA, 1978	Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Managing Director, Tortoise Capital Advisors (2018-2021), Palmer Square Capital Management LLC (2015-2018)

Gary J. Merwitz, 1970	Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (2004-2021)

Marco Ruijer, CFA, 1975	Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (2013-2020)

John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Robert J. Toner, 1967	Assistant Secretary	Since 2016	Associate, William Blair

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

October 31, 2021	William Blair Funds	23

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Change in Independent Registered Public Accounting Firm

As the result of the reorganization of the ICM Small Company Portfolio (the “Predecessor Fund”), a series of The Advisors’ Inner Circle Fund, into the William Blair Small Cap Value Fund (the “Fund”), a series of William Blair Funds (the “Trust”), on July 16, 2021, BBD, LLP (“BBD”) resigned as the independent registered public accounting firm, effective July 16, 2021. The Trust’s Board of Trustees approved the reorganization resulting in the appointment of Ernst & Young LLP (“EY”) as the independent registered public accounting firm of the Fund for the fiscal year ended October 31, 2021.

BBD’s reports on the Predecessor Fund’s financial statements for the fiscal years ended October 31, 2019 and October 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended October 31, 2019 and October 31, 2020 and during the subsequent interim period through July 16, 2021: (i) there were no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused BBD to make reference to the subject matter of the disagreements in connection with its reports on the Predecessor Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Predecessor Fund’s fiscal years ended October 31, 2019 and October 31, 2020, and the subsequent interim period through July 16, 2021, neither the Trust, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements (except consultations in EY’s capacity as the Fund’s existing independent registered public accounting firm); or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Additional Federal Income Tax Information

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $109,086 (in thousands) as capital gain dividends for the fiscal year ended October 31, 2021.

24	Annual Report	October 31, 2021

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for the Fund.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares, as applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2021 to October 31, 2021.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA administration fees. These fees are discussed in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

October 31, 2021	William Blair Funds	25

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expenses Paid During the Period (a)	Annualized Expense Ratio
Small Cap Value Fund
Class N-actual return (b)	$1,000.00	$1,041.70	$3.44	1.15
Class N-hypothetical 5% return (6 month return)	$1,000.00	$1,044.20	$5.93	1.15
Class I-actual return	$1,000.00	$997.10	$4.33	0.86
Class I-hypothetical 5% return	$1,000.00	$1,045.66	$4.43	0.86
Class R6-actual return (b)	$1,000.00	$1,042.70	$2.34	0.78
Class R6-hypothetical 5% return (6 month return)	$1,000.00	$1,046.07	$4.02	0.78

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 184 and divided by 365 (to reflect the one-half year period).
(b)	For the period July 17, 2021 (Commencement of Operations) to October 31, 2021.

26	Annual Report	October 31, 2021

BOARD OF TRUSTEES
Vann A. Avedisian
Co-founder and Partner, Newbond Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Stephanie G. Braming, CFA, Chairman and President
Partner, William Blair
Cissie Citardi
Partner, William Blair
Daniel N. Leib
Chief Executive Officer, Donnelley Financial Solutions, Inc.
Dorri C. McWhorter
President and Chief Executive Officer, YMCA of Metropolitan Chicago
Thomas J. Skelly
Retired Managing Partner, Accenture
Steven R. Zenz
Retired Partner, KPMG LLP
Officers

Alaina Anderson, CFA, Senior Vice President

Marcelo Assalin, CFA, Senior Vice President

Thomas Clarke, Senior Vice President

Daniel Crowe, CFA, Senior Vice President

Robert J. Duwa, CFA, Senior Vice President

Simon Fennell, Senior Vice President

Andrew G. Flynn, CFA, Senior Vice President

David C. Fording, CFA, Senior Vice President

James S. Golan, CFA, Senior Vice President

William V. Heaphy, CFA, Senior Vice President

James E. Jones, CFA, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, CFA, Senior Vice President

John C. Murphy, CFA, Senior Vice President

D.J. Neiman, CFA, Senior Vice President

Casey K. Preyss, CFA, Senior Vice President

David P. Ricci, CFA, Senior Vice President

Lisa D. Rusch, Senior Vice President

Hugo Scott-Gall, Senior Vice President

Ward D. Sexton, CFA, Senior Vice President

Brian D. Singer, CFA, Senior Vice President

Mark C. Thompson, CFA, Senior Vice President

Vivian Lin Thurston, CFA, Senior Vice President

Dan Zelazny, Senior Vice President

Ruta Ziverte, Senior Vice President

Kathleen M. Lynch, CFA, Vice President

Vesta Marks, CFA, CAIA, Vice President

Gary J. Merwitz, Vice President

Marco Ruijer, CFA, Vice President

John M. Raczek, Treasurer

Andrew T. Pfau, Secretary

David M. Cihak, Assistant Treasurer

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Robert J. Toner, Assistant Secretary

Investment Adviser

William Blair Investment Management, LLC

Distributor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Transfer Agent

DST Asset Manager Solutions, Inc.

For customer assistance, call 1-800-635-2886

P.O. Box 219137

Kansas City, Missouri 64121-9137

October 31, 2021	William Blair Funds	27

William Blair Funds

U.S. EQUITY
Small Cap Value Fund

©William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com	150 North Riverside Plaza Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer and principal financial officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, the Registrant did not make any amendment to a provision of the Code.

(d) During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Daniel N. Leib, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended October 31, 2020 and 2021, William Blair Small Cap Value Fund’s (the “Fund”) principal accountant (i.e., BBD, LLP for 2020 and Ernst & Young LLP for 2021) billed the Fund $18,000 and $53,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended October 31, 2020 and 2021, the Fund’s principal accountant billed the Fund $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and that are not reported above. For the fiscal years ended October 31, 2020 and 2021, the Fund’s principal accountant provided no audit-related services to the Fund’s investment adviser, or any of its control affiliates, that were for engagements directly related to the Fund’s operations and financial reporting.

Tax Fees

For the fiscal years ended October 31, 2020 and 2021, the Fund’s principal accountant billed the Fund $0 and $0, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and review of year-end tax reporting. For the fiscal years ended October 31, 2020 and 2021, the Fund’s principal accountant did not bill the Fund’s investment adviser or any of its control affiliates for any services that were for engagements directly related to the Fund’s operations and financial reporting.

All Other Fees

For the fiscal years ended October 31, 2020 and 2021, the Fund’s principal accountant did not bill the Fund for products and services other than the services reported above. For the fiscal year ended October 31, 2020 and 2021, the Fund’s principal accountant provided no other services to the Fund’s investment adviser or any of its control affiliates that were for engagements directly related to the Fund’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the William Blair Funds’ Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to William Blair Funds, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the William Blair Funds’ investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to William Blair Funds), if the engagement relates directly to the operations and financial reporting of the William Blair Funds, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting. None of the Audit-Related and Tax Services billed by the principal accountant for the fiscal year ended October 31, 2021 discussed above were approved by the Audit Committee pursuant to a waiver of these Pre-Approval Policies and Procedures.

Non-Audit Fees

For the fiscal years ended October 31, 2020 and 2021, the Fund’s principal accountant billed the Fund $0 and $0, respectively, in non-audit fees (tax services). For the same periods, the Fund’s principal accountant billed the Fund’s investment adviser and its control affiliates $0 and $0, respectively, in non-audit fees.

Item 5.	Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended to date (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 13.	Exhibits

13. (a) (1) Code of Ethics required by Item 2 is filed as an exhibit hereto.

13. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (3)

Not applicable to this Registrant.

13. (a) (4) (1)

Change in Registrant’s Independent Public Accountant (Disclosure Pursuant to Item 4.01 of Form 8-K under the Exchange Act) is filed as an exhibit hereto.

13. (a) (4) (2)

Letter from former accountant pursuant to Item 304(a) under Regulation S-K is filed as an exhibit hereto.

13. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: December 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: December 28, 2021

/s/ John M. Raczek
By:	John M. Raczek
Treasurer (Principal Financial Officer)

Date: December 28, 2021